Borrowings	12 Months Ended
Dec. 31, 2022
Short-Term Debt [Abstract]
Borrowings

11. BORROWINGS

As of December 31, 2021 and 2022, the Group had short-term borrowings primarily from banks with weighted average interest rates of approximately 3.8% and 3.6% per annum, respectively. The group also had long-term borrowing from banks with average interest rate of 4.3% per annum as of December 31, 2022. Such borrowings are all denominated in RMB. Except for the long-term borrowing designated to support the construction in process, all of the borrowings are designated to support the Group’s general operation and could not be used to fund the Group’s financing receivables.

The Group’s certain short-term borrowings, amounting to RMB1,497 million and RMB953 million, as of December 31, 2021 and 2022, respectively, are collateralized by a pledge of the Group’s time deposits. The Group’s long-term borrowings, amounting to nil and RMB150 million as December 31, 2021 and 2022, are collateralized by a pledge of the Group’s land use right.

As of December 31, 2021 and 2022, the outstanding balance of short-term borrowings was secured by RMB1,671 million and RMB1,062 million time deposits of the Group pledged as collateral, respectively. As of December 31, 2022, the outstanding balance of long-term borrowings was secured by the Group's land use right.